Exhibit 99.2

Unaudited Pro Forma Financial Information

On April 30, 2005, we completed the sale of our web analytics business and transferred certain assets and liabilities to WebTrends Inc. (formerly Spider Holding Inc.), an affiliate of Francisco Partners, L.P., a technology-focused private equity investment firm pursuant to the terms of the Asset Purchase Agreement. Based on the carrying value of the assets and the liabilities attributed to our web analytics business on April 30, 2005, and the estimated costs and expenses incurred in connection with the sale, we anticipate that we will record a net pretax gain of approximately $64.6 million. The anticipated gain will be adjusted to reflect final net assets attributed to this business unit as of the completion date of the sale.

The unaudited pro forma financial information represents, in the opinion of management, all adjustments necessary to present pro forma results of operations and financial position of our former web analytics business unit and is based upon available information and certain assumptions considered reasonable under the circumstances. The unaudited pro forma financial information excludes the gain on the sale noted above, and any non-recurring charges or credits attributable to the transaction.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with our unaudited condensed consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the period ended December 31, 2004 and the audited consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended June 30, 2004. The unaudited pro forma information may not necessarily be indicative of what our financial position or results of operations would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of our results of operations or financial position for any future period or date.

NetIQ CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

( in thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 as if the transaction had taken place on December 31, 2004

	Historical (2)	Business to be disposed	Pro forma adjustments		Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$68,932	$—	$93,395	(1)	$162,327
Short-term investments	225,457	—			225,457
Accounts receivable, net	35,501	(5,901)			29,600
Prepaid expenses and other	5,797	(582)			5,215

Total current assets	335,687	(6,483)	93,395		422,599
Property and equipment, net	48,118	(3,897)			44,221
Other intangible assets, net	28,806	(2,847)			25,959
Other assets	1,970	(39)			1,931
Long-term investments	3,714				3,714
Goodwill	124,614	(28,563)			96,051

Total assets	$542,909	$(41,829)	$93,395		$594,475

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	$7,512	$(1,190)			$6,322
Accrued compensation and related benefits	14,918	(1,811)			13,107
Other liabilities	12,323	(1,102)	4,238	(1)	15,459
Deferred revenue, current portion	65,126	(12,346)			52,780
Restructuring liability, current portion	297	(261)			36

Total current liabilities	100,176	(16,710)	4,238		87,704
Deferred revenue, net of current portion	2,638	(175)			2,463
Restructuring liability, net of current portion	261	(261)			—

Total liabilities	103,075	(17,146)	4,238		90,167
Stockholders equity:
Common stock	2,903,295				2,903,295
Deferred employee stock-based compensation	(678)	2			(676)
Accumulated deficit	(2,461,697)		64,472	(1)	(2,397,225)
Accumulated other comprehensive loss	(1,086)				(1,086)

Total stockholders equity	439,834	2	64,472		504,308

Total liabilities and stockholders equity	$542,909	$(17,144)	$68,710		$594,475

NetIQ CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

( in thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the six months ended December 31, 2004 as if the transaction had taken place as of June 30, 2003

	Historical (2)	Business to be disposed	Pro forma adjustments	Pro forma
Software license revenue	$69,849	$(8,482)		$61,367
Service revenue	65,400	(14,753)		50,647

Total revenue	135,249	(23,235)		112,014

Cost of software license revenue	2,515	(32)		2,483
Cost of service revenue	17,329	(4,173)		13,156
Amortization of purchased technology	6,190	(283)		5,907

Total cost of revenue	26,034	(4,488)		21,546

Gross profit	109,215	(18,747)		90,468
Operating expenses:
Sales and marketing	62,076	(10,243)		51,833
Research and development	32,161	(5,797)		26,364
General and administration	14,558	(300)		14,258
Amortization of other intangible assets	4,344	(85)		4,259
Employee stock-based compensation	500	(4)		496
Restructuring credit	(8)	27		19
Impairment of goodwill	—			—

Total operating expenses	113,631	(16,402)		97,229

Income (Loss) from operations	(4,416)	2,345		(6,761)
Other income:
Interest income	2,546			2,546
Gain on sale of long-term investment	4,100			4,100
Impairment of long-term investment	—			—
Other income, net	556			556

Total other income (expenses)	7,202	—		7,202

Income before income taxes	2,786	2,345		441
Income tax expense	1,658	(111)		1,547

Net income (loss)	$1,128	$2,234		$(1,106)

Other comprehensive loss, net of income taxes:
Foreign currency translation adjustment	(18)			(18)
Unrealized loss on short-term investments	(96)			(96)

Comprehensive income (loss)	$1,014	$2,234		$(1,220)

Basic earnings per share:
Net earnings per share	$0.02			$(0.02)
Diluted earnings per share:
Net earnings per share	$0.02			$(0.02)
Shares used to compute basic earnings per share	55,051			55,051
Shares used to compute diluted earnings per share	55,675			55,675

NetIQ CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

( in thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended June 30, 2004 as if the transaction had taken place as of June 30, 2003

	Historical (2)	Business to be disposed	Pro forma adjustments	Pro forma
Software license revenue	$141,236	$(17,762)		$123,474
Service revenue	120,409	(26,881)		93,528

Total revenue	261,645	(44,643)		217,002

Cost of software license revenue	9,265			9,265
Cost of service revenue	32,145	(9,655)		22,490
Amortization of purchased technology	20,649	(12,042)		8,607

Total cost of revenue	62,059	(21,697)		40,362

Gross profit	199,586	(22,946)		176,640
Operating expenses:
Sales and marketing	123,985	(17,585)		106,400
Research and development	68,059	(12,856)		55,203
General and administrative	26,950	(46)		26,904
Impairment of goodwill	150,842	(16,587)		134,255
Amortization of other intangible assets	14,906	(6,419)		8,487
Restructuring charge	1,998	(685)		1,313
Write-off of acquired in-process research and development	773	(773)		—
Employee stock-based compensation	318	(11)		307

Total operating expenses	387,831	(54,962)		332,869

Loss from operations	(188,245)	(32,016)		(156,229)
Other income (expenses):
Interest income	5,013			5,013
Interest expense	(48)			(48)
Impairment of long-term investment	(4,100)			(4,100)
Other expenses, net	(200)			(200)

Total other income (expenses)	665	—		665

Loss before income taxes	(187,580)	(32,016)		(155,564)
Income tax expense	3,800	(190)		3,610

Net loss	$(191,380)	$(32,206)		$(159,174)

Other comprehensive loss, net of income taxes:
Foreign currency translation adjustment	(421)			(421)
Unrealized loss on short-term investments	(594)			(594)

Comprehensive loss	$(192,395)	$(32,206)		$(160,189)

Basic and diluted earnings per share:
Net loss per share	$(3.37)			$(2.81)
Shares used to compute basic loss per share	56,729			56,729

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

The above unaudited pro forma condensed consolidated financial statements present the financial information for NetIQ after giving effect to the sale of its web analytics business unit, which was completed on April 30, 2005. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 is presented as if the transaction had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2004 and for the year ended June 30, 2004 are presented as if the transaction had occurred on June 30, 2003 and in each case exclude the anticipated gain to be realized on the completion of the sale of the web analytics business unit.

(1)	Reflects the sale of certain assets composing NetIQ’s web analytics business to WebTrends Inc. for a total cash payment of $93.4 million on April 30, 2005. The pro forma adjustments to other current liabilities reflect anticipated costs and expenses incurred by the Company in connection with the sale, as if the sale had occurred on December 31, 2004.
(2)	The historical amounts were derived from unaudited and audited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2004 and the Annual Report on Form 10-K for the year ended June 30, 2004.